SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


        Date of Report (date of earliest event reported): August 6, 2003


                      TECHNICAL COMMUNICATIONS CORPORATION
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             (Exact Name of Registrant as Specified in Its Charter)


            Massachusetts               0-8588                   04-2295040
   ---------------------------------   -------                 -------------
    (State or other jurisdiction   (Commission File Number)   (I.R.S. Employer
          of incorporation)                                  Identification No.)


         100 Domino Drive, Concord, Massachusetts                01742
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         (Address of Principal Executive Offices)              (Zip Code)

                                 (978) 287-5100
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              (Registrant's Telephone Number, Including Area Code)

                                 Not Applicable
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          (Former Name or Former Address, if Changed Since Last Report)





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Item 7.       Financial Statements and Exhibits.

              a. Financial statements of businesses acquired. Not applicable.

              b. Pro forma financial information. Not applicable.

              c. Exhibits. The following exhibits are filed with this report:

                  Exhibit No.           Title
                  ----------            -----
                     99.1               Press Release dated August 6, 2003

Item 12.      Results of Operations and Financial Condition.

              On August 6, 2003, Technical Communications Corp. announced its financial results for the third quarter of fiscal 2003. A copy of the press release dated August 6, 2003 describing such results for the third quarter of fiscal 2003 is attached as Exhibit 99.1 to this report.



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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     Technical Communications Corporation



Dated:  August 6, 2003      By:      /s/ Carl H. Guild, Jr.
                               -------------------------------------------------
                               Carl H. Guild, Jr.
                               President and Chief Executive Officer